Supplement dated May 14, 2019
to the Statement of Additional Information (SAI), as supplemented, dated March 1, 2019, for the following fund (the
Fund):
Fund
Columbia Funds Series Trust II
Columbia Limited Duration Credit Fund
Effective immediately, Timothy Doubek has returned from a medical leave of absence to resume his investment responsibilities as a Co-Portfolio Manager of the Fund.
Shareholders should retain this Supplement for future reference.
SUP915_00_033_(05/19)